Exhibit 10.11
PLEDGE AGREEMENT
     This Amended and Restated Pledge Agreement (this “Agreement”) is made as of March 19, 2009, by and between PORTRAIT INNOVATIONS HOLDING COMPANY, a Delaware corporation (the “Pledgor”), and WACHOVIA BANK, NATIONAL ASSOCIATION (the “Lender”), and amends, restates and replaces in its entirety that certain Amended and Restated Pledge Agreement dated as of October 27, 2008, by and between the Pledgor and the Lender.
Preliminary Statements
     (a) Pursuant to a certain Promissory Note dated March 19, 2009 (the “Note”), Portrait Innovations, Inc., a Delaware corporation (the “Issuer”) is indebted to the Lender In the original principal sum of $17,000,000 (the “Loan”).
     (b) In connection with the Note, the Issuer has executed and delivered to the Lender certain other documents, certificates and instruments (referred to herein collectively as the “Loan Documents”).
     (c) The Pledgor owns 100% of the issued capital stock of the Issuer, as described on Schedule I attached hereto (collectively, the “Pledged Equity Interests”).
     (d) It is a condition precedent to the Lender making the Loan to the Issuer that the Pledgor enter into this Agreement in order to pledge to the Lender, and to grant to the Lender a valid, perfected, first priority security interest in, the Pledged Collateral, as more particularly described below.
     NOW, THEREFORE, to induce the Lender to make the Loan to the Pledgor, and in recognition that the Lender would not make the Loan to the Issuer but for the Pledgor’s promises hereunder, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Pledge. The Pledgor pledges to the Lender, and grants to the Lender, a security interest in, all of the Pledgor’s right, title and interest in and to the following property, whether such property or right, title or interest is now owned or existing or hereafter acquired or arising (collectively, the “Pledged Collateral”):
     (a) the Pledged Equity Interests and all certificates, if any, representing the Pledged Equity Interests, and all dividends, cash, instruments and other property from time to time received or receivable or distributed or distributable in respect of or in exchange for all or any part of the Pledged Equity Interests;
     (b) all additional equity interests, debt interests and other securities of any nature whatsoever of the Issuer from time to time acquired by the Pledgor with respect to the Issuer in any manner, and all certificates, if any, representing such additional equity interests, debt interests or other securities, and all dividends, cash, instruments and other property from time to time received or receivable or distributed or distributable in respect of or in exchange for any or all of such membership interests, other equity interests, debt interests and other securities; and
     (c) all proceeds of each of the foregoing.
     Notwithstanding the foregoing, the Pledged Collateral shall not include any cash distributed by Issuer to Pledgor, to the extent that such cash distribution is expressly permitted under the Loan Documents.

     2. Security for Obligations. This Agreement secures the payment and performance of (collectively, the “Obligations”): (a) all existing and future obligations of any nature whatsoever of the Pledgor to the Lender under the Note and the other Loan Documents (in each case whether for principal, interest (including, without limitation, post-petition interest), fees, expenses or otherwise); and (b) any replacements, renewals, extensions and any other modifications of any of the obligations described in subpart (a) above, together with any interest (including, without limitation, post-petition interest), fees, expenses and other charges thereon, and any amounts expended by or on behalf of the Lender for the protection and preservation of the security interest granted herein by the Pledgor to the Lender.
     3. Delivery of Pledged Collateral. All certificates or instruments, if any, representing or evidencing any of the Pledged Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. If a Default shall have occurred and be continuing, the Lender shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register In the name of the Lender or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6(a) below.
     4. Representations and Warranties. The Pledgor represents and warrants, as of the date hereof, that:
     (a) The Pledged Equity Interests represent 100% of the total shareholder interests in Issuer on the date hereof, on a fully diluted basis. Issuer has no other type or class of equity interests other than the Pledged Equity Interests.
     (b) The Pledgor is a Delaware corporation.
     (c) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.
     (d) The pledge of the Pledged Equity Interests pursuant to this Agreement creates a valid security interest in the Pledged Collateral securing the payment of the Obligations.
     (e) The Pledged Equity Interests have been duly authorized and validly issued and are fully paid and non-assessable.
     (f) No authorization, approval, consent or other action by, and no notice to or filing with, any person is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.
     5. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Lender reasonably may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to validly exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.
     6. Voting Rights.
     (a) So long as no Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement;

provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Lender’s judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.
     (b) Upon the occurrence and during the continuance of any Default, all rights of the Pledgor to exercise the voting and other consensual rights which the Pledgor would otherwise be entitled to exercise pursuant to Section 6(a) above shall cease, and all such rights shall thereupon become vested in the Lender, who shall thereupon have the sole right to exercise such voting and other consensual rights.
     7. Transfers and Other Liens; Additional Shares.
     (a) The Pledgor agrees that the Pledgor will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest granted under this Agreement;
     (b) The Pledgor agrees that the Pledgor will:
     (i) cause the Issuer not to issue any equity interests, debt interests or other securities in addition to or in substitution for the Pledged Equity Interests issued by the Issuer, except to the Pledgor, provided that all such equity interests, debt interests or other securities are pledged to the Lender pursuant to subpart (ii) below; and
     (ii) pledge hereunder, immediately upon the Pledgor’s acquisition (directly or indirectly) thereof, any and all additional equity interests, debt interests or other securities of the Issuer; and
     (c) The Pledgor agrees that it will engage in no business other than its ownership of the Pledged Equity Interests.
     8. Lender Appointed Attorney-In-Fact. Upon the occurrence and during the continuance of any Default, the Pledgor hereby appoints the Lender the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender’s discretion to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.
     9. Lender May Perform. If the Pledgor fails to perform any agreement contained herein, then the Lender may itself perform, or cause the performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgor under Section 12 below.
     10. Reasonable Care. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     11. Remedies Upon Default. If any Default shall have occurred and be continuing:
     (a) The Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the “Code”) in effect in the state of North Carolina at that time, and the Lender may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parts at public or private sale, at any exchange, broker’s board or any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. With respect to any of the Pledged Collateral that consists of securities not registered under the securities laws of the United States or any state, the Pledgor agrees that it shall be commercially reasonable for the Lender to sell the Pledged Collateral to a buyer who will represent that such buyer is purchasing solely for investment and not with a view to the resale or distribution of such securities, or in such other manner as counsel for the Lender may require to comply with applicable securities laws.
     (b) Any cash held by the Lender as Pledged Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 12 below) in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.
     12. Expenses. The Pledgor will, upon demand, pay to the Lender the amount of any and all reasonable costs, fees and other expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Lender may incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (b) the exercise or enforcement of any of the rights of the Lender under this Agreement or under applicable law, or (c) the failure by the Pledgor to perform or observe any of the provisions hereof.
     13. Amendments, Waivers. No amendment, rescission, waiver or other modification of any provision of this Agreement, nor consent to any departure by the Pledgor from the terms hereof, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such amendment, rescission, waiver, modification or consent shall be effective only in the specific instance and for the specific purpose for which given.
     14. Notices. Any notice or demand shall be deemed to have been sufficiently given for all purposes of this Agreement (a) if given by registered or certified mail, postage prepaid, return receipt requested, on the fifth day after the date of mailing or (b) if by national overnight delivery service, on the next business day, in either case, to the respective addresses set out below, or at such other addresses as the parties hereto may heretofore have designated in writing:
     If to the Pledgor:
2016 Ayrsley Town Blvd.
Suite 200
Charlotte, North Carolina 28273
Attn.: John Grosso

     If to the Lender:
Wachovia Bank, National Association
T28, NC0334
301 South Tryon Street
Charlotte, North Carolina 28288
Attn.: Cavan J. Harris
     15. Transfer of Interests. This Agreement (a) shall be binding upon the Pledgor and the Pledgor’s personal representatives, heirs, successors and assigns, as the case may be, and (b) shall inure to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (b), the Lender may assign or otherwise transfer its interest in this Agreement to any other person, and such Person shall thereupon become vested with the benefits in respect thereof granted to the Lender herein or otherwise. Upon the indefeasible payment in full of the Obligations and the termination of any duty on the Lender’s part to extend credit to or for the benefit of the Issuer, the Pledgor shall be entitled to the return, upon the Pledgor’s request and at the Pledgor’s expense, of such of the Pledged Collateral as shall not have been otherwise applied pursuant to the terms hereof or under applicable law.
     16. Governing Law; Terms. This Agreement shall be governed by the laws of the state of North Carolina without regard to any choice of law rule thereof giving effect to the laws of any other jurisdiction.
     17. Miscellaneous. No amendment, rescission, waiver or other modification of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement of such amendment, waiver, rescission, modification or consent is sought, and then such amendment, rescission, waiver, modification or consent shall be effective only in the specific instance and for the specific purpose for which given. The paragraph and section headings herein are solely for convenience and shall not be deemed to limit or otherwise affect the meaning or construction of any part of this Agreement. This document shall be construed without regard to any presumption or rule requiring construction against the party causing such document or any portion thereof to be drafted. If any provision or provisions of this Agreement shall be unlawful, then such provision or provisions shall be null and void, but the remainder of the Agreement shall remain in full force and effect and be binding on the parties. This Agreement may be executed in multiple counterparts and by different parties thereto. This Agreement may be validly executed and delivered by fax or other electronic transmission.
[SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed the Agreement; as of the date first above written.

PLEDGOR: PORTRAIT INNOVATIONS HOLDING COMPANY, a Delaware corporation
By:	/s/ John Grosso
	Name:	John Grosso
	Title:	Chief Executive Officer

LENDER: WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Cavan J. Harris
	Name:	Cavan J. Harris
	Title:	Senior Vice President

Consent of Issuer
     Portrait Innovations, Inc., a Delaware corporation, the Issuer referred to above, consents to the Pledgor entering into the above Agreement and agrees that all representations and warranties contained in Section 4(a), 4(e) and 4(f) above are accurate and complete and are not misleading in any material respect. Subject to the terms of the Agreement, the lssuer further consents to the Lender now or hereafter exercising any of its rights or remedies described in the Agreement, including, without limitation, the Lender’s exercise of any of its voting rights described in Section 6 above and the Lender’s foreclosure or other disposition of any of the Pledged Collateral to any Person and that any such Person may succeed to and enjoy all economic, voting and other rights and benefits held by the Pledgor in respect of the Pledged Collateral prior to such foreclosure or other disposition. The lssuer further agrees not to issue any equity interests, debt interests or other securities in addition to or in substitution for any of the Pledged Equity Interests or other Pledged Collateral, except in compliance with Section 7(b) above. Capitalized terms used and not defined in this Consent of lssuer shall have the meanings ascribed to them in the above Agreement. This Consent of Issuer shall be governed by the laws of North Carolina without regard to any choice of law rule thereof giving affect to the laws of any other jurisdiction. This Consent of Issuer may be validly executed and delivered by fax or electronic transmission.

PORTRAIT INNOVATIONS, INC., a Delaware corporation
By:	/s/ John Grosso
	Name:	John Grosso
	Title:	President and Senior Vice President

SCHEDULE I
CAPITAL STOCK
100 Shares of the par value $0.001 per share Common Stock of Portrait Innovations, Inc., a Delaware corporation